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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 17, 1999


                             Waxman Industries, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-5888                    34-0899894
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

  24460 Aurora Road, Bedford Heights, Ohio                      44146
  ----------------------------------------                      -----
  (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (440) 439-1830
       ------------------------------------------------------------------

                                 Not Applicable
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.
         ------------

         On June 17, 1999, Waxman Industries, Inc. (the "Company") announced that it had entered into a $20 million bank credit facility with Congress Financial Corporation, which replaced a credit facility with BankAmerica Business Credit, which was to expire in July 1999. The bank credit facility is by and among Congress Financial Corporation, as Lender, and Waxman Consumer Products, Inc., WOC Inc., Western American Manufacturing, Inc. and WAMI Sales, Inc. (the "Borrowers"), and the Company, Waxman USA Inc. and TWI, International, Inc. (the "Guarantors").

         A copy of the press release issued by the Company with respect to the credit facility is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  RELATED FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------

         (c) Exhibits
             --------

               99.1 Press release issued by Waxman Industries, Inc. on June 17, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WAXMAN INDUSTRIES, INC.
                                 (Registrant)


Date:    July 2, 1999            By:     /s/ Mark W. Wester
                                     ----------------------
                                     Name: Mark W. Wester
                                     Title: Vice President - Finance and Chief
                                     Financial Officer







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                                INDEX TO EXHIBITS


Exhibit No.                                                             Page No.
-----------                                                             --------

99.1     Press release issued by Waxman Industries, Inc. on June 17, 1999